                                                                 Exhibit 10.6*

                          SOFTWARE LICENSING AGREEMENT

      THIS SOFTWARE LICENSING AGREEMENT (this "Agreement"), made and entered by and between Pencom Systems Incorporated, doing business as PSW Technologies (hereinafter "PSW"), a New York corporation with its principal offices at 9050 Capital of Texas Highway North Austin, Texas 78759, and Canon Computer Systems Incorporated (hereinafter "CCSI"), a California corporation with its principal offices at 2995 Redhill Avenue, Costa Mesa, California 92626:

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Software Development Agreement between Pencom Systems Incorporated and CCSI dated March 9, 1994, as amended by the Phase Three Amendment to Software Development Agreement dated March 7, 1995 ("Development Agreement"), CCSI hired Pencom to develop a wholesale distribution system based on object oriented technology for tracking CCSI's imports and exports, monitoring inventory, processing customer orders, tracking distribution of CCSI products, and generating sales and marketing reports.

      WHEREAS, on February 15, 1996, Pencom Software, a division of Pencom Systems, Inc., changed its name to PSW Technologies;

      WHEREAS, PSW desires to license back from CCSI certain of the object oriented technology it developed for CCSI under the Development Agreement;

      WHEREAS, CCSI is willing to grant such rights and licenses on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound, the parties hereby agree as follows:

                                    Section 1

                               DEFINITION OF TERMS

      The definition of terms set forth in this Section 1 shall apply in this Agreement (in addition to terms expressly defined elsewhere herein) including any and all exhibits, addenda, and amendments made to or incorporated herein now or in the future.

      1.1 "Deliverables." Any and all tangible products developed by PSW for CCSI under the Development Agreement, including all object diagrams, functional specifications, prototypes, reports, conversion tools, class libraries, the "source" code and object code, and all necessary Documentation therefor and further including enhancements, modifications, and corrections made to the Deliverables by PSW pursuant to support, training, and maintenance services provided to CCSI or otherwise at the request and expense of PSW.


* Confidential treatment is requested for certain portions of Exhibit 10.6 pursuant to Rule 406 under the Securities Act of 1933. The portions of
   Exhibit 10.6 which have been omitted are denoted by an asterisk [*]. The omitted portions of Exhibit 10.6 have been filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933.

      1.2 "Documentation." All textual material relating to the Deliverables, including flow charts, operating instructions, and related technical information. Documentation shall also include customary end-user materials, such as user manuals and training materials and sample source code used for training and documentation purposes.

      1.3 "Object 21 Systems Library." Those certain Deliverables as specified in Schedule A that DO NOT contain specific rules or information pertaining to CCSI's unique business methods.

      l.4 "Object 21 Business Library." Those certain Deliverables as specified in Schedule A that DO contain specific rules or information pertaining to CCSI's unique business methods.

      1.5 "Object 21 Library." The Object 21 Systems Library and the Object 21 Business Library.

      1.6 "CCSI Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by CCSI to the Object 21 Library and related Documentation.

      1.7 "PSW Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by PSW to the Object 21 Library and related Documentation apart from its obligations pursuant to the Development Agreement and not at CCSI's request and expense, including the conversion of the Object 21 Library from the NeXTSTEP language into a more open platform (e.g. OpenSTEP).

      1.8 "Product." Any deliverables licensed by PSW that includes the Object 21 Library, CCSI Enhancements, PSW Enhancements, or related Documentation. "Product" may include one or more separately priced PSW offerings.

      1.9 "Customer." Any end user customers to whom PSW or Resellers may market and sell the Product, either directly or indirectly, under the terms and conditions of this Agreement.

      1.10 "Reseller." Any of PSW's authorized resellers.

      1.11 "Direct Customer." Any Resellers and any end user Customers to whom PSW directly markets and sells the Product.

      1.12 "Computer Business." The Computer Business shall be defined to include the research, development, production, marketing, selling, distribution, or leasing of computer hardware, computer hardware peripherals, integrated document management systems or cameras, or the performance of development, consulting, training, or maintenance services relating to computer hardware, computer hardware peripherals, integrated document management systems, or cameras.

                                    Section 2

                       GRANT OF LICENSES FROM CCSI TO PSW

      2.1 Scope of License Grant. CCSI hereby grants to PSW, and PSW hereby accepts, the following nontransferable worldwide rights and licenses:

            2.1.1 a royalty-free right to use, execute, modify, and reproduce (in any medium) the Object 21 Library, the CCSI Enhancements and related Documentation for internal business purposes.

            2.1.2 a royalty-bearing license to distribute the Product to Direct Customers.

            2.1.3 a royalty-bearing license to authorize Resellers to distribute the Product to Customers, either on a stand-alone basis or for use in conjunction with Resellers' computer application programs.

The foregoing rights and licenses shall be nonexclusive, except that the United States license shall be exclusive for five (5) years from the date hereof.

      2.2 Customer License. Any distribution of the Product by PSW to Customers shall be pursuant to the terms and conditions of PSW's Customer license in the form attached hereto as Schedule B or to a form that contains the minimum terms and conditions of and is no less restrictive in protecting CCSI's interests than such agreement attached hereto as Schedule B. Any distribution of the Product by PSW to Resellers and then by Resellers to Customers shall be pursuant to the terms and conditions of PSW's Reseller agreement in the form attached hereto as Schedule C or to a form that contains the minimum terms and conditions of and is no less restrictive in protecting CCSI's interests than such agreement attached hereto as Schedule C. PSW agrees to provide and to require its Resellers to provide in a conspicuous manner one copy of the Customer license attached as
Schedule 2 to Schedule C hereto with each Product. PSW agrees to report to CCSI any known or suspected violation(s) of the Customer license agreement or Reseller agreements and to reasonably cooperate with CCSI in any enforcement actions taken by CCSI. If a conflict arises between Schedule B and any other Customer license agreement, the terms of Schedule B shall prevail. If a conflict arises between Schedule C and any other Reseller agreements, the terms of Schedule C shall prevail. PSW shall undertake reasonable efforts to enforce the terms of any license agreement between

PSW or its Resellers and a Customer as it relates to the Products. No Customers shall have any right to sublicense the Product unless they are also a Reseller.

      2.3 Reseller Agreement. Any distribution of the Product by PSW to Resellers, whether for further distribution on a stand-alone basis or for use in conjunction with Resellers' computer application programs, shall be pursuant to the terms and conditions of the PSW's Reseller agreement in the form attached hereto as Schedule C or to a form that contains the minimum terms and conditions of and is no less restrictive in protecting CCSI's interests than the Reseller agreement attached hereto as Schedule C. PSW agrees to report to CCSI any known or suspected violation(s) of the Reseller agreement and to reasonably cooperate with CCSI in any enforcement actions taken by CCSI. If a conflict arises between Schedule C and any other Reseller agreement, the terms of Schedule C shall prevail. Resellers shall be bound by the restriction contained in Section 2.5.

      2.4 Continuing Rights of CCSI. Subject to the rights granted in this
Section 2, CCSI shall retain all ownership of and full rights to continue to use and market the Deliverables and the CCSI Enhancements and all right, title and interest in and to all copyrights, patent rights or trade secret rights associated with the Deliverables and the CCSI Enhancements.

      2.5 Marketing Restrictions. PSW shall not directly or indirectly market or license the Object 21 Business Library to any Customer engaged in whole or in part in the Computer Business unless prior written authorization is received from CCSI.

                                    Section 3

                        GRANT OF LICENSE FROM PSW TO CCSI

      3.1 PSW Enhancements. PSW hereby grants to CCSI, and CCSI hereby accepts, a royalty-free, irrevocable, nonexclusive, and fully paid-up license to use, execute, modify, reproduce (in any medium), and distribute the PSW Enhancements for internal CCSI use and to sublicense any or all of such rights to the affiliates of CCSI's ultimate parent Canon Inc. for their internal use.

      3.2 PSW Determination of Marketing and Pricing. Except as provided herein, PSW shall retain full discretion with respect to all decisions relating to distribution and marketing of the Product, including, without limitation, the determination to introduce or withdraw the Product, and the terms, conditions, and pricing of the Product. PSW shall use its best efforts to promote the Product or to continue any such promotion once commenced.

      3.3 PSW Ownership. All PSW Enhancements shall be owned exclusively by PSW. Nothing herein shall be construed to assign or transfer any intellectual property rights in the Deliverables or CCSI Enhancements, in which CCSI retains all right, title, and interest subject only to the rights and license herein granted.

                                    Section 4

                                    DELIVERY

      4.1 Deliverables. As of the date hereof, PSW acknowledges that it already has in its possession a copy of the Object 21 Library and related Documentation.

      4.2 CCSI Enhancements. CCSI shall deliver copies of any CCSI Enhancements to PSW at PSW's request CCSI shall keep PSW advised as to its plans for preparation of any CCSI Enhancements.

      4.3 PSW Enhancements. PSW shall provide to CCSI any PSW Enhancements made by PSW during the term of this Agreement. PSW shall keep CCSI advised as to its plans for preparation of PSW Enhancements. PSW agrees that, at a minimum, no later than one (1) year from implementation of the Deliverables pursuant to the Development Agreement it shall deliver to CCSI at no charge the converted Object 21 Systems Library from the NeXTSTEP language into the OpenSTEP platform in both object and source code format.

                                    Section 5

                          ROYALTY PAYMENTS AND REPORTS

      5.1 Royalty Payments. In consideration of the rights in and licenses to the Object 21 Library and CCSI Enhancements granted by this Agreement, PSW shall pay to CCSI a [*] royalty on Net Sales Revenue of the Products on a calendar quarterly basis. "Net Sales Revenue" means gross sales revenue less customary trade discounts actually given, returns actually credited, and transportation and taxes separately itemized and actually charged to and paid by the Direct Customers. No other costs incurred in the manufacture, sales, distribution, license, or lease of the Product shall be deducted in calculating the royalty obligation of PSW. It is understood that PSW may increase or decrease any prices, charges, or fees relating to any Product without notice to or approval of CCSI. Royalties shall be paid by check to CCSI within thirty (30) days after the last of each such quarter.

      5.2 Royalty Reports. At the same time PSW makes its royalty payment to CCSI pursuant to Section 5.1, PSW shall furnish to CCSI a royalty report including (a) the number of Products shipped during such calendar quarter, (b) which Object 21 Library Deliverables, CCSI Enhancements, and PSW Enhancements are incorporated within or used in the development of the Product; and (c) and any and all other information necessary for the determination of royalties under this Agreement.

      5.3 Royalty Records. PSW shall keep or cause to be kept full and accurate accounts and records of all transactions made by it and by its Resellers under this Agreement in form such that all amounts owing hereunder to CCSI may be readily and accurately determined. PSW shall use commercially reasonable efforts to assure that its Resellers are (a) accurately reporting to PSW all transactions with Customers and (b) otherwise complying with this Agreement. All books of account and records kept under this Section 5 shall be retained by PSW for at least two (2) years after the termination of this Agreement.

      5.4 Royalty Base Confirmation. PSW shall, upon written request once each calendar year, provide access to records with respect to the licenses granted under this Agreement, during normal business hours, to an independent accounting organization chosen and compensated by CCSI for purposes of a confirming audit with respect to royalty payments. PSW shall promptly make any payments due as a result of the audit, and PSW shall reimburse CCSI for the costs of such audit if the audit determines that any such report pursuant to Section 5.2 is understated by more than five percent (5%).

                                    Section 6

                        COPYRIGHT NOTICES AND ENFORCEMENT

      6.1 Copyright Notices. PSW shall not remove any existing copyright or other proprietary rights notices from the Object 21 Library. PSW agrees that any Product distributed to Resellers or Direct Customers shall contain an appropriate copyright notice in the name of CCSI as to the CCSI-owned portions of the Product.

      6.2 Enforcement of Copyright. PSW shall be responsible to enforce CCSI and PSW copyright infringement by Customers of the Product to the extent reasonable under the circumstances. A failure by PSW to so enforce rights against infringers of such copyrights within a reasonable period of time after appropriate notification, if such failure results in a material loss of value of licenses granted to PSW herein, shall be considered a material breach of this Agreement by PSW.

                                    Section 7

                          INDEMNIFICATION AND INSURANCE

      7.1 Indemnity for Product. PSW agrees to indemnity and hold harmless CCSI and its affiliates, officers, agents, directors, and employees, against any and all claims, actions, proceedings, expenses, damages and liabilities (including but not limited to any governmental investigations, complaints and actions) and reasonable attorney's fees, arising out of or in connection with (a) any breach of this Agreement by PSW, including its representations, warranties and covenants, (b) any Product or any information contained therein and the use thereof, and (c) any claim or action for personal injury, death or other cause of action involving product liability claims arising from or relating to any Product.

      7.2 Infringement of Intellectual Property Rights. PSW shall, at its own expense, defend any claim or demand made, or suit instituted, against CCSI or its affiliates, officers, agents, directors, and employees, which is based on an allegation that (a) any Product sold, licensed, or distributed by PSW hereunder infringes or violates any copyright, patent, trademark, or trade name of any third party, (b) any Product contains, embodies or incorporates any trade secret or proprietary information of any third party, or (c) the use, license or modification of the Product constitutes a violation of the trade secrets or proprietary rights of such third party, and shall indemnity, hold harmless and defend CCSI or its affiliates, officers, agents, directors, and employees against any claim, loss, expense or judgment, including reasonable attorney's fees, which arises from any of the preceding allegations (a) through (c), provided that CCSI gives PSW prompt notice in writing of any such allegations and permits PSW through PSW's counsel to defend the same and gives PSW all available information, assistance and authority to enable PSW to assume such defense. PSW shall be permitted to control the defense of any such suit, including appeals from any judgment therein and any negotiations for the settlement or compromise thereof, with authority to enter into a settlement or compromise with the prior written consent of CCSI, which will not be unreasonably withheld. PSW shall have the affirmative obligation to diligently and effectively defend against any such claim. If CCSI determines that PSW is not diligently and effectively defending against such a claim, CCSI shall have the absolute right and option to intervene in any such suit and participate or assume control of the defense of the suit but will not have any obligation to do so. CCSI shall have no obligation to defend PSW, or to pay any such costs, damages, and attorney fees for any claim based upon the combination, operation, or use of the Product.

      7.3 Insurance. PSW agrees to maintain during the term of this Agreement general liability insurance covering claims arising under the indemnification provisions as set forth above in Sections 7.1 and 7.2, which insurance shall be in amounts and of a type customarily maintained by companies similarly situated, providing at least one million dollars ($1,000,000.00) coverage per occurrence. Upon execution of this Agreement, PSW shall provide to CCSI a certificate of insurance flaming CCSI and its affiliates, including their respective officers, directors, agents and employees, as additional named insureds on such insurance coverage. PSW's purchase of the commercial general liability insurance shall not relieve PSW of any other of its obligations or liabilities under this Agreement

                                    Section 8

                              TERM AND TERMINATION

      8.1 Basic Term. This Agreement shall be effective on the date first above written and shall remain in force unless it terminates as provided below.

      8.2 Termination for Default. This Agreement shall terminate upon the bankruptcy or insolvency of either party.

      8.3 Termination for Breach. In the event of a material breach of this Agreement by either party, the other party may terminate this Agreement by giving thirty (30) days' prior written notice thereof; provided that this Agreement shall not terminate if the party in breach has cured the breach of which it has been notified prior to the expiration of the thirty (30) days.

      8.4 Post-Termination Provisions. In the event of any termination of the entire Agreement, then (a) the provisions of Sections 3, 5.3, 6, 7, and 9 shall survive as necessary to effectuate their purposes and shall bind the parties and their legal representatives, successors, and assigns, and (b) Customer licenses and Reseller agreements then existing by virtue of rights exercised prior to the effective date of termination under this Agreement and any royalty obligations of PSW with respect thereto shall survive and continue.

                                    Section 9

                            CONFIDENTIAL INFORMATION

      9.1 CCSI Information. In connection with this Agreement, CCSI has provided and shall provide PSW with certain information that is proprietary and confidential to CCSI and necessary or useful for PSW to exploit the licenses granted hereunder.

      9.2 Confidentiality. The term "Confidential Information" as used herein shall mean any information disclosed by CCSI to PSW pursuant to Section 9.1 above in a written or other tangible form clearly identified as being confidential. Oral or visual information shall not be considered as Confidential Information unless it is designated confidential at the time of oral or visual disclosure and reduced to a writing clearly marked as being confidential that is sent to PSW by CCSI within thirty (30) days after such oral or visual disclosure. For the purpose of this Agreement, any Deliverable or CCSI Enhancement shall be deemed Confidential Information.

      9.3 Treatment of Confidential Information. During this Agreement and thereafter, PSW shall keep the Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation outside PSW, nor use the same for any purpose other than performing the Agreement. In addition, PSW agrees to safeguard the Confidential Information by restricting its internal dissemination to only those employees within PSW having a need to know the Confidential Information for purposes of this Agreement. PSW has full responsibility to ensure that all employees who are given access to the Confidential Information maintain the confidentiality of the Confidential Information, whether or not such employees continue to be employees of PSW.

      9.4 Exceptions to Treatment of Confidential Information. Notwithstanding
Section 9.3 above, PSW shall have no confidential obligation and no use restriction hereunder with respect to any Confidential Information that:

            (1) is already known to PSW at the time of disclosure thereof as evidenced by written records;

            (2) is or becomes publicly known through no wrongful act of PSW at or subsequent to the time of disclosure thereof; or

            (3)   is permitted for release by prior written consent of CCSI.

These exceptions shall not apply to information that is classified as Confidential Information pursuant to the Development Agreement.

      9.5 Tangible Embodiments. Any and all written or tangible embodiments of information disclosed to PSW by CCSI hereunder shall be and remain the property of CCSI, and PSW agrees promptly to return such tangible embodiments, including any copy thereof, to CCSI upon termination of this Agreement.

      9.6 PSW Information. It is understood that CCSI does not desire to receive any confidential information from PSW and accordingly, with respect to any information provided by PSW, including all PSW Enhancements, CCSI shall have no confidential obligation and no use restriction and CCSI may freely use such information for any purpose permitted under the license granted in Section 3.1.

      9.7 Intellectual Property. Except to the extent necessary to perform PSW's obligations hereunder or as otherwise provided herein, no license or right, expressed or implied, is hereby conveyed or granted to PSW for any invention, patent application, patent, copyright, know-how, trade secret or other intellectual property of CCSI.

      9.8 Trademarks. No license or right, expressed or implied, is hereby conveyed or granted to PSW to use any trademark of CCSI or any of its affiliates in any advertising, marketing, or distribution of the Products by PSW, without the prior express written consent of CCSI. PSW shall have the right to include CCSI in a list of its customers and to refer in PSW marketing materials to the development work PSW has performed for CCSI, provided that PSW shall obtain CCSI's prior written consent to such usage, which consent shall not unreasonably be refused.

      9.9 Enforcement. PSW understands and agrees that the obligations and restrictions provided herein are necessary and reasonable in order to protect the business of CCSI, and CCSI would be irreparably harmed by any breach or threatened breach hereof. In addition to any other remedies available for breach thereof, CCSI shall be entitled to obtain injunctive relief against a threatened breach or continuation of any such breach, without the necessity of providing actual damages.

      9.10 Confidentiality of Terms. Neither party shall, without written authorization of the other, disclose to any third party the terms and conditions of this Agreement except as may be necessary to establish or assert rights hereunder or as required by law; provided, however, that either party may, on a confidential basis, disclose this Agreement to its accountants, attorneys, and financing organizations.

                                   Section 10

                      RELATIONSHIP TO DEVELOPMENT AGREEMENT

Nothing in this Agreement shall be construed as amending or limiting the Development Agreement. All rights and obligations thereunder remain valid and binding on the parties, including without limitation Section 4 of the Phase Three Amendment to the Development Agreement.

                                   Section 11

                                     GENERAL

      11.1 Entire Agreement. The provisions herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, oral or written, and all other communications relating to the subject matter hereof. No amendment or modification of any provision of this Agreement will be effective unless set forth in a document that purports to amend this Agreement and is executed by both parties.

      11.2 Assignment. PSW shall not sell, transfer, assign, or subcontract any right or obligation hereunder except as expressly provided herein without the prior written consent of CCSI. Any act in derogation of the foregoing shall be null and void. Notwithstanding the foregoing two sentences, PSW may assign this Agreement in connection with the sale, reorganization, or other disposition of all or substantially all of the assets of PSW or any affiliate or subsidiary or division thereof, provided that (1) any such assignee agrees in writing with CCSI to comply with PSW's obligations under this Agreement, and (2) in the case of an assignment in which PSW survives, PSW remains subject to all of its obligations under this Agreement. Subject to the foregoing, this Agreement shall be for the benefit of and be binding upon the parties' successors.

      11.3 Force Majeure. Except for failures to make any payment when due, neither party shall be held liable for failure to fulfill its obligations hereunder if such failure is due to a natural calamity, act of government, or similar cause beyond the control of such party.

      11.4 Governing Law. The validity, construction, and performance of this Agreement shall be governed by the substantive law of the State of California, without regard to its conflicts of law provisions.

      11.5 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of the Agreement will remain in full force and effect.

      11.6 Compliance with Laws and Regulations. CCSI and PSW shall comply with all laws, rules, and regulations of competent public authorities relating to the duties, obligations, and performance under this Agreement and shall procure all licenses and pay all fees and other charges required thereby.

      11.7 Notices. Any notices required or permitted to be made or given by either party hereto pursuant to this Agreement will be deemed sufficiently made or given on the fifth day after the date of mailing if sent to such party by certified mail, postage prepaid, addressed as set forth below or to such other address as a party shall designate by written notice given to the other party.

      As of the date hereof, any notice to be given to CCSI shall be addressed to:

             Canon Computer Systems, Inc.
             2995 Red Hill Avenue
             Costa Mesa, California 92626
             Attention:  Director, Information Systems

             Canon Computer Systems, Inc.
             2995 Red Hill Avenue
             Costa Mesa, California 92626
             Attention: General Counsel

As of the date hereof, any notice to be given to PSW shall be addressed to:

             PSW Technologies
             9050 Capital of Texas Highway North
             Austin, Texas 78759
             Attention: President

             PSW Technologies
             9050 Capital of Texas Highway North
             Austin, Texas 78759
             Attention: Vice President and General Manager

      11.8 Waiver. A failure of either party to exercise any right provided for herein shall not be deemed a waiver of any right under this Agreement.

      11.9 Rights Outside of Agreements. Subject to Section 10, nothing contained in this Agreement shall be construed as limiting rights that the parties may enjoy outside the scope of the licenses granted and the obligations and restrictions set forth or treated herein.

IN WITNESS THEREOF, the parties have caused this Agreement to be signed below by their duly authorized representatives and to be effective as of the later date written below:

PSW
Pencom Systems Incorporated


By: /s/ [Illegible]
   ----------------------------------------------

Date: 26 May 1996


CCSI
Canon Computer Systems, Inc.

By: /s/ Michael Rusert
   ----------------------------------------------
      Michael Rusert, Vice President, Operations

Date: June 13, 1996

                          SOFTWARE LICENSING AGREEMENT
                                   SCHEDULE A

Confidential treatment is requested for pages A-1 through A-14 [14 pages] of
Exhibit 10.6. The omitted pages have been filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act.

                          SOFTWARE LICENSING AGREEMENT
                                   SCHEDULE B

                  Minimum Terms for Customer License Agreement

(The following terms are the minimum terms which will be included in any Customer license agreement. In the minimum terms, PSW Technologies will be referred to as PSW and the end user licensing the Product will be referred to as CLIENT.)

                                    Section 1

                               DEFINITION OF TERMS

The definition of terms set forth in this Section 1 shall apply in this Agreement (in addition to terms expressly defined elsewhere herein) including any and all exhibits, addenda, and amendments made to or incorporated herein now or in the future.

      1.1 "Deliverables." Any and all tangible products delivered by PSW for CLIENT under this Agreement, including all object diagrams, functional specifications, prototypes, reports, conversion tools, class libraries, the "source" code and object code, and all necessary Documentation therefor and further including enhancements, modifications, and corrections made to the Deliverables by PSW pursuant to support, training, and maintenance services provided to CLIENT by PSW.

      1.2 "Documentation." All textual material relating to the Deliverables, including flow charts, operating instructions, and related technical information. Documentation shall include user manuals, help text, training materials, and sample source code used for training and documentation purposes.

      1.3 "PSW Systems Library." Those Deliverables in Schedule 1 that are specified to be part of the PSW Systems Library.

      1.4 "PSW Business Library." Those Deliverables in Schedule 1 that are specified to be part of the PSW Business Library.

      1.5 "PSW Object Library." The combination of the PSW Systems Library and the PSW Business Library.

      1.6 "CLIENT Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by CLIENT to the PSW Object Library and related Documentation.

      1.7 "PSW Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by PSW to the PSW object Library and related Documentation.

      1.8 "Computer Business." The Computer Business shall be defined to include the research, development, production, marketing, selling, distribution, or leasing of computer hardware, computer hardware peripherals, integrated document management systems or cameras, or the performance of development, consulting, training, or maintenance services relating to computer hardware, computer hardware peripherals, integrated document management systems, or cameras.

      1.9 "PSW Licensors." Other parties who have licensed portions of the Deliverables to PSW under separate agreements.

                                    Section 2

                  GRANT AND SCOPE OF RIGHTS FROM PSW TO CLIENT

      2.1 Scope of License. PSW grants to CLIENT the right to use, execute, modify, and reproduce, and distribute for internal use the licensed portions of the PSW Object Library as specified in Schedule 1 and any PSW Enhancements.
Schedule 2 specifies the extent of the CLIENT's business as it pertains to this license.

      2.2 License Restrictions. CLIENT is not authorized to distribute or sublicense the PSW Object Library or PSW Enhancements to any party currently in or planning to enter the Computer Business as defined in Section 1. CLIENT is not authorized to operate a service bureau utilizing any Deliverables, CLIENT Enhancements, or PSW Enhancements.

      2.3 Representation and Warranty of CLIENT Business. If CLIENT is licensing any portion of the PSW Business Library, CLIENT represents and warrants by signing this Agreement that neither it nor its subsidiaries, affiliates, or divisions is are not currently in, nor planning to enter the Computer Business as defined in Section 1. If CLIENT is licensing any portion of the PSW Business Library and either it or any of its subsidiaries, affiliates, or divisions desires to enter the Computer Business, then prior to entering such Computer Business CLIENT shall return all licensed portions of the PSW Business Library to PSW and shall provide a sworn statement to PSW averring that no copies of the PSW Business Library remain on any computer system or otherwise within its possession or control.

                    (Sections 3 and 4 intentionally omitted)

                                    Section 5

                            CONFIDENTIAL INFORMATION

      5.1 PSW Information. In connection with this Agreement, PSW has provided and shall provide CLIENT with certain information that is proprietary and confidential to PSW or the PSW Licensors and necessary or useful for CLIENT to exploit the licenses granted hereunder.

      5.2 Confidentiality. The term "Confidential Information" as used herein shall mean any information disclosed by PSW to CLIENT pursuant to Section 5.1 above in a written or other tangible form clearly identified as being confidential. Oral or visual information shall not be considered as Confidential Information unless it is designated confidential at the time of oral or visual disclosure and reduced to a writing clearly marked as being confidential that is sent to CLIENT by PSW within thirty (30) days after such oral or visual disclosure. For the purpose of this Agreement, any Deliverable or PSW Enhancement shall be deemed Confidential Information.

      5.3 Treatment of Confidential Information. During this Agreement and thereafter, CLIENT shall keep the Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation outside CLIENT, nor use the same for any purpose other than performing the Agreement. In addition, CLIENT agrees to safeguard the Confidential Information by restricting its internal dissemination to only those employees within CLIENT having a need to know the Confidential Information for purposes of this Agreement. CLIENT has full responsibility to ensure that all employees who are given access to the Confidential Information maintain the confidentiality of the Confidential Information, whether or not such employees continue to be employees of CLIENT.


      5.4 Exceptions to Treatment of Confidential Information. Notwithstanding
Section 5.3 above, CLIENT shall have no confidential obligation and no use restriction hereunder with respect to any Confidential Information that:

      (1) is already known to CLIENT at the time of disclosure thereof as evidenced by written records;

      (2) is or becomes publicly known through no wrongful act of CLIENT at or subsequent to the time of disclosure thereof; or

      (3)   is permitted for release by prior written consent of PSW.

      5.5 Tangible Embodiments. Any and all written or tangible embodiments of information disclosed to CLIENT by PSW hereunder shall be and remain the property of PSW, and CLIENT agrees promptly to return such tangible embodiments, including any copy thereof, to PSW upon termination of this Agreement.

      5.6 Intellectual Property. Except to the extent necessary to perform CLIENT's obligations hereunder or as otherwise provided herein, no license or right, expressed or implied, is hereby conveyed or granted to CLIENT for any invention, patent application, patent, copyright, know-how, trade secret or other intellectual property of PSW or PSW Licensors.

      5.7 Trademarks. No license or right, expressed or implied, is hereby conveyed or granted to CLIENT to use any trademark of PSW without the prior express written consent of PSW or any trademark of any PSW Licensors without the prior express written consent of such PSW Licensor.

      5.8 Enforcement. CLIENT understands and agrees that the obligations and restrictions provided herein are necessary and reasonable in order to protect the business of PSW and the PSW Licensors, and PSW and the PSW Licensors would be irreparably harmed by any breach or threatened breach hereof. In addition to any other remedies available for breach thereof, PSW and the PSW Licensors shall be entitled to obtain injunctive relief against a threatened breach or continuation of any such breach, without the necessity of providing actual damages.

      5.9 Confidentiality of Other Parties. CLIENT acknowledges that portions of the PSW Object Library may be licensed by PSW from other parties. To the degree that the identity of and terms of those license agreements are made known to CLIENT for the execution of this Agreement, CLIENT shall keep this Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation except as required to execute this Agreement; provided, however, that either party may, on a confidential basis, disclose those Agreements to its accountants, attorneys, and financing organizations.

                                    Section 6

                         REPRESENTATIONS AND WARRANTIES

CLIENT acknowledges and agrees that any representations and warranties regarding the Deliverables are provided by PSW and that its sole remedy for breach hereunder shall be against PSW and not against the PSW Licensors. THE PSW LICENSORS EXPRESSLY DISCLAIM ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE DELIVERABLES OR THE RESULTS OBTAINED FROM USING THE SAME, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                    Section 7

                             LIMITATION OF LIABILITY

UNDER NO CIRCUMSTANCES SHALL PSW OR THE PSW LICENSORS BE LIABLE FOR SPECIAL, EXEMPLARY, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LEGAL FEES, LOSS OF PROFITS, LOSS OR INACCURACY OF DATA, OR LOSS RESULTING FROM BUSINESS DISRUPTION, EVEN IF PSW OR THE PSW LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    Section 8

                             THIRD-PARTY BENEFICIARY

CLIENT acknowledges that the Deliverables and Confidential Information include that of the PSW Licensors and that the PSW Licensors are third-party beneficiaries of this Agreement with all the rights of PSW to enforce the obligations of this Agreement against CLIENT.

                                    Section 9

                        U.S. GOVERNMENT RESTRICTED RIGHTS

If this license is acquired under a U.S. Government contract, use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in DFARS 252.227-7013(c)(ii) for Department of Defense contracts and as set forth in FAR 52.227-19(a)-(d) for civilian agency contracts. PSW and the PSW Licensors reserve all unpublished rights under the United States copyright laws.

       (remainder of Customer license agreement intentionally omitted)

                          SOFTWARE LICENSING AGREEMENT
                                   SCHEDULE B

                  Minimum Terms for Customer License Agreement

                                   Schedule 1


(include Deliverables containing relevant objects from Schedule A of the Software License Agreement between CCSI and PSW and indicate which objects they contain.)

                          SOFTWARE LICENSING AGREEMENT
                                   SCHEDULE B

                  Minimum Terms for Customer License Agreement

                                   Schedule 2

(description of the locations, sites, divisions, and legal entities defining the boundaries of the CLIENT's business for purposes of this agreement)

                          SOFTWARE LICENSING AGREEMENT
                                   SCHEDULE C

                      Minimum Terms for Reseller Agreement

(The following terms are the minimum terms which will be included in the Reseller Agreement. In the minimum terms, Reseller will be referred to as RESELLER, and the Customer license agreement will be referred to as an End User License Agreement. The Reseller agreement will serve as an extension to the Customer license agreement, which is attached as Schedule B of the Software Licensing Agreement. All Resellers must be licensed first as a Customer.)

                                   WITNESSETH:

      WHEREAS, pursuant to that certain End User License Agreement between PSW and RESELLER dated _____________, RESELLER desires the right to resell portions of the Deliverables and PSW Object Library to other parties.

      WHEREAS, PSW is willing and able to grant such rights and licenses on the terms and conditions set forth herein;

                                    Section 1

                               DEFINITION OF TERMS

      The definition of terms set forth in this Section 1 shall apply in this Agreement (in addition to terms expressly defined elsewhere herein) including any and all exhibits, addenda, and amendments made to or incorporated herein now or in the future.

      1.1 "De1iverables." Any and all tangible products delivered by PSW for RESELLER under this Agreement, including all object diagrams, functional specifications, prototypes, reports, conversion tools, class libraries, the "source" code and object code, and all necessary Documentation therefor and further including enhancements, modifications, and corrections made to the Deliverables by PSW pursuant to support, training, and maintenance services provided to RESELLER by PSW.

      1.2 "Documentation." All textual material relating to the Deliverables, including flow charts, operating instructions, and related technical information. Documentation shall include user manuals, help text, training materials, and sample source code used for training and documentation purposes.

      1.3 "PSW Systems Library." Those Deliverables in Schedule 1 that are specified to be part of the PSW Systems Library.

      l.4 "PSW Business Library." Those Deliverables in Schedule 1 that are specified to be part of the PSW Business Library.

      1.5 "PSW Object Library." The combination of the PSW Systems Library and the PSW Business Library.

      1.6 "PSW Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by PSW to the PSW Object Library and related Documentation.

      1.7 "RESELLER Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by RESELLER to the PSW Object Library and related Documentation.

      1.8 "Computer Business." The Computer Business shall be defined to include the research, development, production, marketing, selling, distribution, or leasing of computer hardware, computer hardware peripherals, integrated document management systems or cameras, or the performance of development, consulting, training, or maintenance services relating to computer hardware, computer hardware peripherals, integrated document management systems, or cameras.

      1.9 "PSW Licensors". Other parties who have licensed portions of the Deliverables to PSW under separate agreements.

      1.10 "Customer." Any end user customers to whom RESELLER directly markets and sells the Product and who sign an End User License Agreement as minimally defined in Schedule 2.

      1.11 "Product" Any deliverables licensed by PSW that includes the Object 21 Library, CCSI Enhancements, PSW Enhancements, Documentation, or other Deliverables. "Product" may include one or more separately priced PSW offerings.

      1.12 "End User License Agreement." The license agreement signed by an end user customer of the reseller as minimally specified in Schedule 2.

                                    Section 2

                 GRANT AND SCOPE OF RIGHTS FROM PSW TO RESELLER

      2.1 Scope of Rights Granted. PSW hereby grants to RESELLER, and RESELLER, hereby accepts, a nontransferable, nonexclusive right to distribute the Deliverables to Customers.

      2.2 Rights Restrictions. RESELLER is not authorized to distribute or sublicense the PSW Business Library or PSW Enhancements to any party currently in or planning to enter the Computer Business as defined in Section 1.

      2.3 End User License Agreement. Any distribution of the Product by RESELLER shall be pursuant to the terms and conditions of the End User License Agreement in the form attached hereto as Schedule 2. The terms and conditions of such End User License shall serve as the minimum documentation distributed by RESELLER defining each Customer's rights and obligations regarding the Product and RESELLER agrees to provide in a conspicuous manner one copy of the End User License with each Product. Although RESELLER shall not be liable to PSW for any Customer's failure to comply with the terms and conditions of the End User License agreement, RESELLER agrees to report to PSW any known or suspected violation(s) of the Customer license agreement and to reasonably cooperate with PSW in any enforcement actions taken by PSW.

                                    Section 3

                                    OWNERSHIP

      3.1 Continuing Rights. PSW and PSW Licensors shall retain full ownership of and full rights to continue to use and market the Deliverables and the PSW Enhancements and all rights, title and interest in and to all copyrights, patent rights or trade secret rights associated with the Deliverables and the PSW Enhancements.

      3.2 Copyrights. RESELLER shall not remove any existing copyright or other proprietary rights notices from the PSW Object Library, PSW Enhancements, or the Deliverables.

                                    Section 4

                                      TERM

      4.1 Basic Term. This agreement shall be effective on the date first above written and shall remain in force until __________________ (date when RESELLER rights terminate).

      4.2 Loss of Rights by PSW. In the event that PSW shall lose any of its sublicenses or rights due to breach, bankruptcy, insolvency, or any other event, the rights and obligations in this agreement shall continue until the termination date.

                                    Section 5

                            CONFIDENTIAL INFORMATION

Treatment of Confidential Information as defined in the End User License agreement shall apply to this Agreement as well.

                                    Section 6

                         REPRESENTATIONS AND WARRANTIES

RESELLER acknowledges and agrees that any representations and warranties regarding the Deliverables are provided by PSW and that its sole remedy for breach hereunder shall be against PSW and not against the PSW Licensors. THE PSW LICENSORS EXPRESSLY DISCLAIM ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE DELIVERABLES OR THE RESULTS OBTAINED FROM USING THE SAME, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                    Section 7

                             LIMITATION OF LIABILITY

UNDER NO CIRCUMSTANCES SHALL PSW OR THE PSW LICENSORS BE LIABLE FOR SPECIAL, EXEMPLARY, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LEGAL FEES, LOSS OF PROFITS, LOSS OR INACCURACY OF DATA, OR LOSS RESULTING FROM BUSINESS DISRUPTION, EVEN IF PSW OR THE PSW LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    Section 8

                             THIRD-PARTY BENEFICIARY

RESELLER acknowledges that the Deliverables and Confidential Information include that of the PSW Licensors and that the PSW Licensors are third-party beneficiaries of this Agreement with all the rights of PSW to enforce the obligations of this Agreement against RESELLER.

                                    Section 9

                        U.S. GOVERNMENT RESTRICTED RIGHTS

If this license is acquired under a U.S. Government contract, use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in DFARS 252.227-7013(c)(ii) for Department of Defense contracts and as set forth in FAR 52.227-19(a)-(d) for civilian agency contracts. PSW and the PSW Licensors reserve all unpublished rights under the United States copyright laws.


           (remainder of reseller agreement intentionally omitted)

                          SOFTWARE LICENSING AGREEMENT
                                   SCHEDULE C

                                   Schedule 1

(include Deliverables containing relevant objects from Schedule A of the Software License Agreement between CCSI and PSW and indicate which objects they contain)

                          SOFTWARE LICENSING AGREEMENT
                                   SCHEDULE C

                      Minimum Terms for Reseller Agreement

            Schedule 2 - Minimum Terms for Customer License Agreement

(The following terms are the minimum terms for Customers which will be included in any Customer license agreement conveyed by a PSW Reseller. In the minimum terms, the Reseller will be referred to as RESELLER and the Customer the Product will be referred to as CLIENT.)

                                    Section 1

                               DEFINITION OF TERMS

      The definition of terms set forth in this Section 1 shall apply in this Agreement (in addition to terms expressly defined elsewhere herein) including any and all exhibits, addenda, and amendments made to or incorporated herein now or in the future.

      1.1 "Deliverables." Any and all tangible products delivered by RESELLER for CLIENT under this Agreement, including all object diagrams, functional specifications, prototypes, reports, conversion tools, class libraries, the "source" code and object code, and all necessary Documentation therefor and further including enhancements, modifications, and corrections made to the Deliverables by RESELLER pursuant to support, training, and maintenance services provided to CLIENT by RESELLER.

      1.2 "Documentation." All textual material relating to the Deliverables, including flow charts, operating instructions, and related technical information. Documentation shall include user manuals, help text, training materials, and sample source code used for training and documentation purposes.

      1.3 "RESELLER Systems Library." Those Deliverables in Schedule 1 that are specified to be part of the RESELLER Systems Library.

      1.4 "RESELLER Business Library." Those Deliverables in Schedule 1 that are specified to be part of the RESELLER Business Library.

      1.5 "RESELLER Object Library." The combination of the RESELLER Systems Library and the RESELLER Business Library.

      1.6 "CLIENT Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by CLIENT to the RESELLER Object Library and related Documentation.

      1.7 "RESELLER Enhancements." Changes, corrections, modifications, or additions, including all new releases and applications, made by RESELLER to the RESELLER Object Library and related Documentation.

      1.8 "Computer Business." The Computer Business shall be defined to include the research, development, production, marketing, selling, distribution, or leasing of computer hardware, computer hardware peripherals, integrated document management systems or cameras, or the performance of development, consulting, training, or maintenance services relating to computer hardware, computer hardware peripherals, integrated document management systems, or cameras.

      1.9 "RESELLER Licensors." Other parties who have licensed portions of the Deliverables to RESELLER under separate agreements.

                                    Section 2

                GRANT AND SCOPE OF RIGHTS FROM RESELLER TO CLIENT

      2.1 Scope of License. RESELLER hereby grants to CLIENT the right to use, execute, modify, and reproduce, and distribute for internal use the licensed portions of the RESELLER Object Library as specified in Schedule 1 and any RESELLER Enhancements. Schedule 2 specifies the extent of the CLIENT's business as it pertains to this license.

      2.2 License Restrictions. CLIENT is not authorized to distribute or sublicense the RESELLER Object Library or RESELLER Enhancements to any party currently in or planning to enter the Computer Business as defined in Section 1. CLIENT is not authorized to operate a service bureau utilizing any Deliverables, CLIENT Enhancements, or RESELLER Enhancements.

      2.3 Representation and Warranty of CLIENT Business. If CLIENT is licensing any portion of the RESELLER Business Library, CLIENT represents and warrants by signing this Agreement that neither it nor its subsidiaries, affiliates, or divisions are not currently in, nor planning to enter the Computer Business as defined in Section 1. If CLIENT is licensing any portion of the RESELLER Business Library and either it or any of its subsidiaries, affiliates, or divisions desires to enter the Computer Business, then prior to entering such Computer Business CLIENT shall return all licensed portions of the RESELLER Business Library to RESELLER and shall provide a sworn statement to RESELLER averring that no copies of the

RESELLER Business Library remain on any computer system or otherwise within its possession or control.

                                    Section 3

                                    OWNERSHIP

      3.1 RESELLER Enhancements. RESELLER shall own all RESELLER Enhancements.

      3.2 CLIENT Enhancements. CLIENT shall own all CLIENT Enhancements.

      3.3 Continuing Rights. RESELLER and RESELLER Licensors shall retain full ownership of and full rights to continue to use and market the Deliverables and RESELLER Enhancements and all rights, title and interest in and to all copyrights, patent rights, and trade secret rights associated with the Deliverables and RESELLER Enhancements.

      3.4 Copyrights. CLIENT shall not remove any existing copyright or other proprietary rights notices from the RESELLER Object Library, RESELLER Enhancements or the Deliverables.

                                    Section 4

                                      TERM

      4.1 Loss of Rights by RESELLER. In the event that RESELLER shall lose any of its sublicenses or rights due to breach, bankruptcy, insolvency, or any other event, the rights and obligations in this agreement shall continue.

                                    Section 5

                            CONFIDENTIAL INFORMATION

      5.1 RESELLER Information. In connection with this Agreement, RESELLER has provided and shall provide CLIENT with certain information that is proprietary and confidential to RESELLER or the RESELLER Licensors and necessary or useful for CLIENT to exploit the licenses granted hereunder.

      5.2 Confidentiality. The term "Confidential Information" as used herein shall mean any information disclosed by RESELLER to CLIENT pursuant to Section
5.1 above in a written or other tangible form clearly identified as being confidential. Oral or visual information shall not be considered as Confidential Information unless it is designated confidential at the time of oral or visual disclosure and reduced to a writing clearly marked as being confidential that is sent to CLIENT by RESELLER within thirty (30) days after such oral or visual disclosure. For the purpose of this Agreement, any Deliverable or RESELLER Enhancement shall be deemed Confidential Information.

      5.3 Treatment of Confidential Information. During this Agreement and thereafter, CLIENT shall keep the Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation outside CLIENT, nor use the same for any purpose other than performing the Agreement. In addition, CLIENT agrees to guard the Confidential Information by restricting its internal dissemination to only those employees within CLIENT having a need to know the Confidential Information for purposes of this Agreement. CLIENT has full responsibility to ensure that all employees who are given access to the Confidential Information maintain the confidentiality of the Confidential Information, whether or not such employees continue to be employees of CLIENT.

      5.4  Exceptions to Treatment of Confidential Information.
Notwithstanding Section 5.3 above, CLIENT shall have no confidential obligation and no use restriction hereunder with respect to any Confidential Information that

      (1) is already known to CLIENT at the time of disclosure thereof as evidenced by written records;

      (2) is or becomes publicly known through no wrongful act of CLIENT at or subsequent to the time of disclosure thereof; or

      (3)   is permitted for release by prior written consent of RESELLER.

      5.5 Tangible Embodiments. Any and all written or tangible embodiments of information disclosed to CLIENT by RESELLER hereunder shall be and remain the property of RESELLER, and CLIENT agrees promptly to return such tangible embodiments, including any copy thereof, to RESELLER upon termination of this Agreement.

      5.6 Intellectual Property. Except to the extent necessary to perform CLIENT's obligations hereunder or as otherwise provided herein, no license or right, expressed or implied, is hereby conveyed or granted to CLIENT for any invention, patent application, patent, copyright, know-how, trade secret or other intellectual property of RESELLER or RESELLER Licensors.

      5.7 Trademarks. No license or right, expressed or implied, is hereby conveyed or granted to CLIENT to use any trademark of RESELLER without the prior express written consent of RESELLER or any trademark of any RESELLER Licensor without the prior express written consent of such RESELLER Licensor.

      5.8 Enforcement. CLIENT understands and agrees that the obligations and restrictions provided herein are necessary and reasonable in order to protect the business of RESELLER and the RESELLER Licensors, and RESELLER and the RESELLER Licensors would be irreparably harmed by any breach or threatened breach hereof. In addition to any other remedies available for breach thereof, RESELLER and the RESELLER Licensors shall be entitled to obtain injunctive relief against a threatened breach or continuation of any such breach, without the necessity of providing actual damages.

      5.9 Confidentiality of Other Parties. CLIENT acknowledges that portions of the RESELLER object Library may be licensed by RESELLER from other parties. To the degree that the identity of and terms of those license agreements are made known to CLIENT for the execution of this Agreement, CLIENT shall keep this Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation except as required to execute this Agreement; provided, however, that either party may, on a confidential basis, disclose those Agreements to its accountants, attorneys, and financing organizations.

                                    Section 6

                         REPRESENTATIONS AND WARRANTIES

CLIENT acknowledges and agrees that any representations and warranties regarding the Deliverables are provided by RESELLER and that its sole remedy for breach hereunder shall be against RESELLER and not against the Reseller Licensors. THE RESELLER LICENSORS EXPRESSLY DISCLAIM ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE DELIVERABLES OR THE RESULTS OBTAINED FROM USING THE SAME, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                    Section 7

                             LIMITATION OF LIABILITY

UNDER NO CIRCUMSTANCES SHALL RESELLER OR THE RESELLER LICENSORS BE LIABLE FOR SPECIAL, EXEMPLARY, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LEGAL FEES, LOSS OF PROFITS, LOSS OR INACCURACY OF DATA, OR LOSS RESULTING FROM BUSINESS DISRUPTION, EVEN IF RESELLER OR THE RESELLER LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    Section 8

                             THIRD-PARTY BENEFICIARY

CLIENT acknowledges that the Deliverables and Confidential Information include that of the Reseller Licensors and that the Reseller Licensors are third-party beneficiaries of this Agreement with all the rights of Reseller to enforce the obligations of this Agreement against CLIENT.

                                    Section 9

                        U.S. GOVERNMENT RESTRICTED RIGHTS

If this license is acquired under a U.S. Government contract, use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in DFARS 252.227-7013(c)(ii) for Department of Defense contracts and as set forth in FAR 52.227-19(a)-(d) for civilian agency contracts. RESELLER and the RESELLER Licensors reserve all unpublished rights under the United States copyright laws.

(remainder of the reseller's Customer license agreement intentionally omitted)

(Schedules 1 and 2 to this End User Agreement are the same as Schedules 1 and 2 to PSW's end user agreement, which is Schedule B to Software Licensing Agreement)